UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):       January 26, 2005
                                                 -------------------------------


                         CALIFORNIA WATER SERVICE GROUP
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     1-13883                   77-0448994
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(State or other jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)


    1720 North First Street, San Jose, CA                       95112
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   (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code           1-408-367-8200
                                                   -----------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     [ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c ))

Item 2.02 Results of Operations and Financial Condition.


         On January 26, 2005, the registrant issued the press release attached to this report as Exhibit 99, which announces the results of operations for the fourth quarter and year of 2004.


Item 9.01 Financial Statements and Exhibits.


(c) Exhibits.

         The list of exhibits called for by this Item is incorporated by reference to the exhibit index to this report.

                                   SIGNATURES

         Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CALIFORNIA WATER SERVICE GROUP
                                    ------------------------------
                                             (Registrant)



Date: January 27, 2005                     By: /s/ Richard D. Nye
                                           ----------------------
                                           Richard D. Nye
                                           Vice President,
                                           Chief Financial Officer and Treasurer

                                  Exhibit Index


Exhibit No.           Description
-----------           -----------

     99 Press release of the registrant dated January 26, 2005, which announces the results of operations for the fourth quarter and year of 2004.